FIXED INCOME FUNDS
                                  ANNUAL REPORT

                                  IAI BOND FUND
                               IAI GOVERNMENT BOND

                                NOVEMBER 30, 1996

                                   [LOGO] IAI
                                  MUTUAL FUNDS


                                TABLE OF CONTENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND
                                  ANNUAL REPORT
                                NOVEMBER 30, 1996

  Chairman's Letter...............................2

  Fund Managers' Reviews

      IAI BOND FUND...............................4

      IAI GOVERNMENT FUND.........................6

  Fund Portfolios

      IAI BOND FUND...............................8

      IAI GOVERNMENT FUND........................12

  Notes to Fund Portfolios.......................15

  Statements of Assets and Liabilities...........16

  Statements of Operations.......................18

  Statements of Changes in Net Assets............20

  Financial Highlights

      IAI BOND FUND..............................22

      IAI GOVERNMENT FUND........................23

  Notes to Financial Statements..................24

  Independent Auditors' Report...................30

  Federal Tax Information........................31

  IAI Mutual Fund Family.........................33

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors.......................Inside Back Cover


                                CHAIRMAN'S LETTER
                       IAI BOND FUND, IAI GOVERNMENT FUND

[PHOTO]
NOEL P. RAHN,
CHAIRMAN


BETTER DAYS FOR BONDS

For much of 1996, the bond market endured a bumpy ride, as interest rates rose steadily, ignited by a spring quarter that was one of the strongest economic periods in years. Indeed, for much of the spring and summer, the benchmark 30-year Treasury bond traded at about 7% as investors feared inflation and action by the Federal Reserve Board to slow down the economy.

However, by the fall, the economy slowed down and the Fed chose not to tighten credit, partly because it did not want to influence the presidential election in November. Investors seemed to like the election results--a Democratic White House and a Republican Congress--as the stock market surged to new highs and the bond market recovered lost ground from earlier in the year.

As we begin 1997, there are many reasons to remain optimistic about the bond market. Interest rates remain attractive relative to inflation--that is, a 30-year bond trading at 6.5% is a good yield compared to an inflation rate beneath 3%. The federal budget deficit has fallen significantly for four consecutive years. The rate of economic growth, although buoyant for a quarter or two at a time, continues on a moderate course. And interest rates in foreign countries are falling, particularly in Europe, where the economy is sluggish. That's helpful to U.S. bond issuers, who don't have to compete quite as hard on a worldwide basis for capital. As a result, the Federal Reserve Board, which controls U.S. short-term interest rates, has kept a fairly low profile of late.

To be sure, Chairman Greenspan did manage to upset world markets in late November with some comments in an after-dinner speech in which he suggested that the U.S. stock market was overvalued. That incident just confirms a few points about the markets that we've been stressing over the past several years. First, global communication is instantaneous. Investors throughout the world reacted to Greenspan's remarks as soon as exchanges opened in their time zones. Second, the American markets lead the world; indeed, it is difficult to imagine a scenario in which a foreign business leader could make a speech and send our markets down 2% in one day. Third, markets are interrelated. A Fed chairman's comments about the U.S. stock market affects institutional investors around the world, many of whom have watched in envy as the Dow Jones Industrials have soared past their local markets. And fourth, volatility is inevitable and often fleeting. The 2% decline that seemed like a major move around Thanksgiving was virtually forgotten by Christmas.

If you're a long-term investor, then these news stories should be nothing more than mildly amusing to you. Instead, you should be concerned that you've properly diversified your portfolio among stocks and bonds, perhaps increasing your focus on bonds as you approach retirement and require income. And you should make sure that your investment portfolio generally reflects your long-term investment goals for 1997 and beyond.

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is listed below.

Economic momentum has slowed appreciably since mid-year. Broad inflation indicators continue to show little movement, with the GDP price deflator rising by only 1.9% over the last four quarters. We expect the economy to slow further and broad inflation to remain subdued. The United States has excess capacity in just about everything--except labor. Foreign economies are sluggish, adding to the availability of goods for sale in our markets. Pricing power is scarce at the retail level and should remain so. Consumer spending will be slow until spring when lower rates may encourage housing demand. The risk to our forecast is that a softer economy unfolds early in 1997.

This outlook is generally favorable for the markets. Short-term interest rates should fall, pulling long bond yields with them, although the drop should be limited to 4.5% on Treasury bills and 6% on Treasury bonds. Liquidity will continue to flow to stocks, providing an upward bias to prices. Lower rates and stable inflation will help market valuations, but earnings uncertainty will prevent substantial appreciation.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,




/s/ Noel P. Rahn
NOEL P. RAHN
Chairman


                              FUND MANAGERS' REVIEW
                                  IAI BOND FUND


IAI BOND FUND

[PHOTO]
LARRY R. HILL, CFA
IAI BOND FUND CO-MANAGER


[PHOTO]
LIVINGSTON G. DOUGLAS, CFA
IAI BOND FUND CO-MANAGER


[PHOTO]
STEPHEN C. COLEMAN, CFA
IAI BOND FUND CO-MANAGER


FUND OBJECTIVE

The IAI Bond Fund's objective is to provide a high level of current income consistent with preservation of capital. This objective is pursued by investing in a diversified portfolio of high quality bonds. The Fund invests primarily in investment-grade bonds and other debt securities of similar high quality. The Fund invests in a variety of maturities and sectors which are varied depending on relative values in the marketplace at a given point in time.

FACTORS AFFECTING THE
PAST YEAR'S PERFORMANCE

In the first half of 1996, erratic economic growth produced volatile bond market returns. Early weakness in January and February was followed in the second quarter by one of the strongest periods of growth since the expansion began more than five years ago. Interest rates began rising in mid-February. For most of the summer, long Treasury bond yields traded around 7% due to investor fear over rising inflation and prospective Federal Reserve Bank (the Fed) tightening. However, the Fed chose not to tighten credit in anticipation of a slower economy. The Board affirmed its outlook on three separate occasions over the summer and early fall period. In late September, rates began to fall as investors grew to accept the Fed's point of view.

Rising rates pushed bond returns lower in the first eight months of the year. Price gains in September finally pushed the year-to-date returns into positive territory. Further strong gains in October and November ensured positive returns for the year.

Although 1996 was a difficult year to make money in bonds, the IAI Bond Fund benefited from several strategies. The Fund emphasized corporate bonds, both investment grade and high yield. Corporate bonds outperformed other sectors during the six-month period ended November 30, 1996. Selected non-dollar bonds, asset-backed securities and mortgage-backed issues were also used to add yield to the portfolio.

Issue selection strategies also boosted returns. The Fund continues to invest in several 100-year maturity bonds. These issues perform well when interest rates are volatile. Holdings include Dresser Industries and ABN-AMRO Bank, the large Dutch bank. An overweighting in financial and energy companies benefited from improving credit quality. Canadian government bonds were also strong performers in the portfolio.

Portfolio duration was also extended in September as our fundamental benchmarks indicated slower demand and a stable Fed policy for the remainder of the year. Falling interest rates boosted the Fund's return after implementing this shift.

OUTLOOK

Economic growth has slowed from its stronger pace of mid-1996. Pricing power remains scarce so inflation rates are stable. We expect these conditions to prevail in the early months of 1997, producing a favorable environment for bonds. Last year was a strong year for stocks and a weak year for bonds. The IAI Bond Fund is a good investment alternative for those investors who want to cash in their stock gains, but do not want to raise cash. The Fund is well positioned to benefit from the positive rate environment we see ahead.

                              FUND MANAGERS' REVIEW
                                  IAI BOND FUND

VALUE OF $10,000 INVESTMENT+
[CHART]


                  IAI Bond Fund    Lehman Aggregate Bond Index
  ----------------------------------------------------------------
  11/3O/86         $10,000                $10,000
  11/30/87          10,173                 10,176
  11/30/88          10,907                 11,115
  11/30/89          12,653                 12,711
  11/30/90          13,277                 13,674
  11/30/91          15,176                 15,645
  11/30/92          16,600                 17,031
  11/30/93          18,927                 18,886
  11/30/94          17,992                 18,309
  11/30/95          20,770                 21,539
  11/30/96          22,191                 22,844





AVERAGE ANNUAL RETURNS+
THROUGH 11/30/96
                                     1 Year        5 Years         10 Years
--------------------------------------------------------------------------------

  IAI Bond Fund                       6.85%         7.90%           8.30%
--------------------------------------------------------------------------------
  Lehman Aggregate Bond Index         6.07%         7.87%           8.61%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

SECTORS
% OF PORTFOLIO AS OF 11/30/96

[PIE CHART]

14%  U.S. Government Agency Mortgage-Backed
47%  Corporate
 2%  Asset-Backed
 5%  Preferred Stock
 6%  Short-Term
22%  U.S. Government Obligations
 4%  Foreign Denominated


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 11/30/96

[BAR GRAPH]

YEARS

0-3       15%
3-5       18%
5-10      35%
10-20      3%
20+       29%


NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI BOND FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PRO SPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDEXES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

CREDIT RATING
% OF PORTFOLIO AS OF 11/30/96

 U.S.
 Government..... 41%

 Aaa............  7%

 Aa.............  3%

 A.............. 14%

 Baa............ 25%

 Non-Investment
 Grade.......... 10%


                              FUND MANAGERS' REVIEW
                               IAI GOVERNMENT FUND


IAI GOVERNMENT FUND

[PHOTO]
SCOTT A. BETTIN, CFA
IAI GOVERNMENT FUND
CO-MANAGER


[PHOTO]
LIVINGSTON G. DOUGLAS, CFA
IAI GOVERNMENT FUND
CO-MANAGER


FUND OBJECTIVE

The Fund seeks to provide shareholders with a high level of current income with preservation of capital. The Fund invests primarily in U.S. Government securities with a dollar-weighted average maturity of seven years or less.

FACTORS AFFECTING THE
PAST YEAR'S PERFORMANCE

In the first half of 1996, erratic economic growth produced volatile bond market returns. Early weakness in January and February was followed in the second quarter by one of the strongest periods of growth since the expansion began more than five years ago. Yields began rising in mid-February. For most of the summer, long Treasury bond yields traded around 7% due to investor fear of rising inflation and prospective Federal Reserve Bank (the Fed) tightening. However, the Fed chose not to tighten credit conditions in anticipation of a slowdown. In mid-September rates began to fall as investors grew to accept the Fed's point of view.

Part of our strategy is to adjust the Fund's allocation between Treasuries and mortgage- backed securities (MBS) based upon our assessment of relative valuation between the two sectors and our projections of future total returns.

Early in the period the Fund emphasized MBS. This sector performs better when interest rates are rising partly because they offer more yield.

Within the MBS sector the Fund's strategy has been to use a combination of high coupon and low coupon mortgages, avoiding the current, newly issued coupons. This combination strategy, called a coupon barbell, provides much better price return when interest rates make volatile swings as they did in 1996. Holdings have also been biased toward seasoned pools that were originated several years ago. Prepayment rates on these securities are generally more predictable and stable than newer issues. The Fund's mortgage holdings are concentrated in federal agency issues.

The Fund also holds several corporate bond issues that have unique structural features that reduce price risk when interest rates are volatile. Using these corporate bonds allows us to offset some of the price risk of mortgages when rates are volatile. In addition, the corporate bonds increase the portfolio's yield. The duration of the portfolio is slightly longer than the market benchmark to take advantage of the trend toward lower interest rates.

OUTLOOK

Looking ahead to 1997, we see further slowing of economic activity in the early part of the year, led by slower consumer spending. Inflation will remain stable due to the lack of pricing power caused by the excess of goods and services in the marketplace. These conditions will result in a moderate drop in interest rates, particularly short-term rates. By springtime, the drop in rates will begin to encourage a pick-up in consumer demand for durable goods and housing, resulting in renewed economic momentum. The Fund is positioned to benefit from these positive fundamentals.

VALUE OF $10,000 INVESTMENT+

[CHART]

               IAI GOVERNMENT FUND       SALOMON BROTHERS INTERMEDIATE TREASURY/
               (INCEPTION 8/08/91)            AGENCY/ MORTGAGE-BACKED INDEX*
--------------------------------------------------------------------------------
 8/01/91            $ 10,000                            $10,000
11/30/91              10,464                             10,398
11/30/92              11,247                             11,182
11/30/93              12,292                             12,068
11/30/94              12,010                             11,884
11/30/95              13,331                             13,684
11/30/96              13,995                             14,528



AVERAGE ANNUAL RETURNS+
THROUGH 11/30/96
                                                                Since Inception
                                            1 Year    5 Years      8/08/91
--------------------------------------------------------------------------------

   IAI Government Fund                       4.99%     5.99%        6.53%
--------------------------------------------------------------------------------
   Salomon Brothers Intermediate Treasury/
        Agency/Mortgage-Backed Index         6.17%     6.92%        7.37%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 9/01/91

SECTORS
% OF PORTFOLIO AS OF 11/30/96

[PIE CHART]

41%  U.S. Government Agency Mortgage-Backed
 7%  Corporate
51%  U.S. Government
 1%  Short-Term

EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 11/30/96

[BAR GRAPH]

YEARS

0-3       16%
3-5       28%
5-10      52%
10-20      0%
20+        4%

NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI GOVERNMENT FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PRO SPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.



                                 FUND PORTFOLIO
                                  IAI BOND FUND

                                NOVEMBER 30, 1996
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


CORPORATE BONDS - 46.3%
                                                                                      PRINCIPAL          MARKET
                                                         RATE         MATURITY         AMOUNT           VALUE (a)
-------------------------------------------------------------------------------------------------------------------
FINANCIAL - 16.0%
ABN-AMRO Bank                                             7.13%      10/15/93      $  2,600,000     $  2,536,378
Banc One                                                  7.63       10/15/26           590,000          614,556
Conseco Finance Trust II                                  8.70       11/15/26         3,200,000        3,289,632
Continental                                               8.38       08/15/12         2,250,000        2,463,457
Nationwide CSN Trust (e)                                  9.88       02/15/25         3,000,000        3,465,150
Travelers Capital III                                     7.63       12/01/36 (b)     1,500,000        1,500,000
                                                                                                     --------------
                                                                                                      13,869,173
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 16.2%
Buckeye Cellulose                                         9.25       09/15/08           750,000          772,500
Circus Circus                                             6.70       11/15/96           200,000          200,764
Dresser Industries                                        7.60       08/15/96           540,000          572,983
Freeport-McMoran C & G                                    7.20       11/15/26         2,400,000        2,418,062
HomeSide (e)                                             11.25       05/15/03         1,000,000        1,115,000
Levi Strauss (e)                                          6.80       11/01/03         1,000,000        1,014,600
Mitchell Energy                                           9.25       01/15/02         3,250,000        3,532,393
Newport News Ship (e)                                     8.63       12/01/06           650,000          661,375
RJR Nabisco                                               8.00       07/15/01         2,000,000        2,031,560
Tele-Communications International                         4.50       02/15/06           250,000          200,000
Triton Energy (STEP BOND)                                 9.94 (c)   12/15/00         1,500,000        1,556,250
                                                                                                     --------------
                                                                                                      14,075,487
-------------------------------------------------------------------------------------------------------------------
UTILITIES - 2.9%
California Energy (STEP BOND)                             9.52 (c)   01/15/04           980,000        1,014,300
El Paso Natural Gas                                       7.50       11/15/26         1,250,000        1,292,438
PSI Energy                                                6.35       11/15/06           210,000          211,188
                                                                                                     --------------
                                                                                                       2,517,926
-------------------------------------------------------------------------------------------------------------------
YANKEE - 11.2%
Banco Nacional                                            9.63       11/15/03         1,500,000        1,507,500
Gulf Canada Resources                                     8.35       08/01/06           500,000          526,250
Hydro-Quebec                                              8.50       12/01/29         2,115,000        2,414,442
Pohang Iron & Steel                                       7.13       11/01/06           550,000          563,244
Republic of Argentina                                    11.00       10/09/06         1,500,000        1,565,625
Republic of Indonesia                                     7.75       08/01/06           800,000          832,048
Tenaga Nasional (e)                                       7.50       01/15/96         2,300,000        2,284,222
                                                                                                     --------------
                                                                                                       9,693,331
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $38,893,570)................................................................................$  40,155,917
-------------------------------------------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15



                                 FUND PORTFOLIO
                                  IAI BOND FUND

                                NOVEMBER 30, 1996

U.S. GOVERNMENT OBLIGATIONS - 21.4%

                                                                                      PRINCIPAL          MARKET
                                                         RATE         MATURITY         AMOUNT           VALUE (a)
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 17.9%
                                                          7.75%      01/31/00     $     900,000     $    951,894
                                                          6.50       05/31/01           500,000          513,205
                                                          6.25       02/15/03         2,730,000        2,778,621
                                                          5.75       08/15/03         3,750,000        3,711,338
                                                          7.88       11/15/04         3,750,000        4,185,937
                                                          7.50       02/15/05         1,500,000        1,641,330
                                                          7.00       07/15/06         1,690,000        1,801,439
                                                                                                   ----------------
                                                                                                      15,583,764
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 3.5%
                                                          9.25       02/15/16           845,000        1,105,632
                                                          8.88       08/15/17         1,070,000        1,362,581
                                                          8.13       08/15/19           455,000          542,728
                                                                                                   ----------------
                                                                                                       3,010,941
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT OBLIGATIONS
(COST: $17,974,460)                                                                                $  18,594,705
-------------------------------------------------------------------------------------------------------------------


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 13.3%

                                                                                      PRINCIPAL          MARKET
                                                         RATE         MATURITY         AMOUNT           VALUE (a)
-------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 13.3%
                                                          8.00%      09/15/08     $     388,515    $     403,217
                                                          9.00       05/15/16           614,696          662,667
                                                          8.00       09/15/17         2,298,136        2,398,380
                                                          9.00       11/15/17         1,889,150        2,046,761
                                                          9.00       12/15/17         2,653,557        2,863,321
                                                          7.00       12/15/23         1,035,798        1,034,172
                                                          6.50       05/15/24           242,193          236,591
                                                          6.50       08/15/26         1,938,016        1,893,190
                                                                                                   ----------------
                                                                                                      11,538,299
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $11,254,272)                                                                                $  11,538,299
-------------------------------------------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15




                                 FUND PORTFOLIO
                                  IAI BOND FUND

                                NOVEMBER 30, 1996


ASSET-BACKED SECURITIES - 2.4%

                                                                                        PRINCIPAL         MARKET
                                                         RATE         MATURITY           AMOUNT          VALUE (a)
-------------------------------------------------------------------------------------------------------------------
AUTO LOAN RELATED - 1.3%
Ford Credit Grantor Trust 95-B A                          5.90%      10/15/00     $    1,123,098   $   1,122,739
-------------------------------------------------------------------------------------------------------------------
CREDIT CARD RELATED - 1.1%
Dayton Hudson Credit Card Master Trust 95-1 A             6.10       02/25/02          1,000,000       1,006,360
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $2,121,358)                                                                                 $   2,129,099
-------------------------------------------------------------------------------------------------------------------

FOREIGN DENOMINATED BONDS - 4.5%

                                                                                        PRINCIPAL         MARKET
                                                         RATE         MATURITY         AMOUNT (d)        VALUE (a)
-------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS - 4.5%
Canadian Government (CANADIAN DOLLAR)                     8.00%      06/01/23          4,500,000   $   3,881,613
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN FOREIGN DENOMINATED BONDS
(COST: $3,663,750)                                                                                 $   3,881,613
-------------------------------------------------------------------------------------------------------------------

NON-CONVERTIBLE PREFERRED STOCKS - 4.6%

                                                                                                          MARKET
                                                                        RATE            QUANTITY         VALUE (a)
-------------------------------------------------------------------------------------------------------------------
FINANCIAL - 4.6%
SI Financing Trust I                                                    2.30%            150,000   $   3,956,250
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN NON-CONVERTIBLE PREFERRED STOCKS
(COST: $3,810,938)                                                                                 $   3,956,250
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $77,718,348)                                                                                $  80,255,883
-------------------------------------------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15


                                 FUND PORTFOLIO
                                  IAI BOND FUND

                                NOVEMBER 30, 1996





SHORT-TERM SECURITIES - 6.0%
                                                                                        PRINCIPAL         MARKET
                                                         RATE         MATURITY           AMOUNT          VALUE (a)
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 6.0%
Federal Home Loan Bank (DISCOUNT NOTE)                    5.33%       12/02/96      $  4,300,000    $  4,299,363
U.S. Treasury Bill                                        5.18        03/06/97           900,000         888,246
                                                                                                    ---------------
                                                                                                       5,187,609
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $5,187,429)................................................................................$    5,187,609
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $82,905,777) (f)...........................................................................$   85,443,492
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (NET) - 1.5%
     .............................................................................................$    1,359,759
-------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
     .............................................................................................$   86,803,251
-------------------------------------------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15




                                 FUND PORTFOLIO
                               IAI GOVERNMENT FUND

                                NOVEMBER 30, 1996
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


CORPORATE BONDS - 6.9%
                                                                                        PRINCIPAL        MARKET
                                                         RATE         MATURITY           AMOUNT         VALUE (a)
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 6.9%
Circus Circus                                             6.70%      11/15/96       $   500,000     $    501,910
Citgo Petroleum                                           7.88       05/15/06           900,000          939,654
Freeport-McMoran C & G                                    7.20       11/15/26           600,000          604,516
                                                                                                     --------------
                                                                                                       2,046,080
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $1,996,866).................................................................................$   2,046,080
-------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 50.0%

                                                                                      PRINCIPAL          MARKET
                                                         RATE         MATURITY         AMOUNT           VALUE (a)
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 35.7%
                                                          6.25%      06/30/98      $  1,200,000     $  1,212,744
                                                          5.88       08/15/98         1,800,000        1,809,000
                                                          7.75       11/30/99         1,000,000        1,055,310
                                                          6.25       08/31/00         2,300,000        2,336,294
                                                          6.50       05/31/01         1,000,000        1,026,410
                                                          7.50       11/15/01         1,000,000        1,070,310
                                                          6.88       05/15/06         2,000,000        2,113,740
                                                                                                     --------------
                                                                                                      10,623,808
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BOND - 14.3%
                                                         10.75       05/15/03         3,400,000        4,263,804
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT OBLIGATIONS
(COST: $14,838,611)                                                                                 $ 14,887,612
-------------------------------------------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15



                                 FUND PORTFOLIO
                               IAI GOVERNMENT FUND

                                NOVEMBER 30, 1996



U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 41.2%

                                                                                        PRINCIPAL        MARKET
                                                         RATE         MATURITY           AMOUNT         VALUE (a)
-------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.2%
                                                          5.50%      07/01/98   $         10,947 $        10,829
                                                          7.00       01/01/99             17,089          17,324
                                                          6.00       07/01/09             34,103          33,740
                                                                                                 -----------------
                                                                                                         61,893
-------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 21.5%
                                                          6.00       11/01/98          1,980,648       1,970,110
                                                          6.00       01/01/09          1,858,854       1,826,900
                                                          6.00       08/01/24            764,601         728,757
                                                          6.50       08/01/25          1,919,413       1,867,819
                                                                                                 -----------------
                                                                                                       6,393,586
-------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.1%
                                                         11.50       01/01/01             16,549          17,992
                                                         11.50       01/01/13             11,620          13,227
                                                                                                  -----------------
                                                                                                          31,219
-------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DWARFS - 1.4%
                                                         10.00       02/01/01             20,536          21,865
                                                         10.00       01/01/03            350,210         372,862
                                                                                                  -----------------
                                                                                                         394,727
-------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 18.0%
                                                          8.00       09/15/08            451,762         468,857
                                                         11.00       06/15/13             12,572          14,141
                                                          9.00       06/15/17          1,679,148       1,819,239
                                                          8.00       11/15/17            899,718         940,205
                                                          9.00       11/15/17             98,751         106,990
                                                          7.00       12/15/23          1,129,962       1,128,188
                                                          6.50       08/15/26            905,035         884,102
                                                                                                  -----------------
                                                                                                       5,361,722
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY
     MORTGAGE-BACKED SECURITIES
(COST: $11,954,464)                                                                              $    12,243,147
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $28,789,941)                                                                              $    29,176,839
-------------------------------------------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15


                                 FUND PORTFOLIO
                               IAI GOVERNMENT FUND

                                NOVEMBER 30, 1996



SHORT-TERM SECURITIES - 0.3%

                                                                                        PRINCIPAL        MARKET
                                                         RATE         MATURITY           AMOUNT         VALUE (a)
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION - 0.3%
U.S. Treasury Bill                                        5.18%      03/06/97        $   100,000  $       98,694
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $98,674)                                                                                   $       98,694
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $28,888,615) (f)                                                                           $   29,275,533
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - 1.6%
                                                                                                  $      475,181
-------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
                                                                                                  $   29,750,714
-------------------------------------------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15




                            NOTES TO FUND PORTFOLIOS
                       IAI BOND FUND, IAI GOVERNMENT FUND

                                NOVEMBER 30, 1996

                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Purchased on a when-issued basis. At November 30, 1996 the total cost of securities purchased on a when-issued basis in the IAI Bond Fund portfolio was $1,500,000.

                                       (c)

The interest rate shown for step bonds represents effective yield at November 30, 1996, based upon the estimated timing and amount of future interest and principal payments.

Step bond -    Security that remains zero-coupon until a predetermined
               date at which time the stated coupon rate becomes payable at regular intervals.

                                       (d)

Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                       (e)

Represents security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933. This issue may only be sold to other qualified institutional buyers, and is considered liquid under guidelines established by the Board of Directors.

                                       (f)

At November 30, 1996, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


----------------------------------------------------------------------------------------------------------------

                                                     IAI BOND FUND          IAI GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------

   Cost for federal income tax purposes   $            83,061,247          $ 28,888,615
----------------------------------------------------------------------------------------------------------------
   Gross unrealized appreciation          $             2,466,526          $    556,222
   Gross unrealized depreciation                          (84,281)             (169,304)
----------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation            $             2,382,245         $     386,918
----------------------------------------------------------------------------------------------------------------






                      STATEMENTS OF ASSETS AND LIABILITIES
                       IAI BOND FUND, IAI GOVERNMENT FUND

                                NOVEMBER 30, 1996

                                                                             IAI BOND FUND                 IAI GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market
   (Cost: $82,905,777; and $28,888,615, respectively)
   (see Fund Portfolios)                                                               $ 85,443,492                  $ 29,275,533
Cash in bank on demand deposit                                                               78,078                       201,617
Receivable for investment securities sold                                                 3,616,888                            --
Accrued interest and dividends receivable                                                 1,141,106                       273,564
Other                                                                                        19,966                            --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                          90,299,530                    29,750,714
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                                               3,496,279                            --
   TOTAL LIABILITIES                                                                      3,496,279                            --
---------------------------------------------------------------------------------------------------------------------------------
      NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                               $ 86,803,251                  $ 29,750,714
---------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY:
Capital stock                                                                          $     93,129                  $     29,901
Additional paid-in capital                                                               88,658,113                    31,193,416
Undistributed net investment income                                                         210,296                        50,296
Accumulated net realized losses on investments)                                          (4,695,731)               (1,909,817)
Unrealized appreciation (depreciation) on:
   Investment securities                                                 $2,537,715                     $386,918
   Other assets and liabilities denominated in foreign currency                (271)                          --
                                                                         ----------                     ---------
                                                                                          2,537,444                       386,918
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL - REPRESENTING NET ASSETS APPLICABLE TO
        OUTSTANDING CAPITAL STOCK                                                      $ 86,803,251                  $ 29,750,714
---------------------------------------------------------------------------------------------------------------------------------

      Shares of capital stock outstanding; authorized
         10 billion shares of $0.01 par value stock                                        9,312,923                    2,990,139
---------------------------------------------------------------------------------------------------------------------------------

      NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                           $        9.32                 $       9.95
---------------------------------------------------------------------------------------------------------------------------------


            See accompanying Notes to Financial Statements on page 24



                            STATEMENTS OF OPERATIONS
                       IAI BOND FUND, IAI GOVERNMENT FUND


                          YEAR ENDED NOVEMBER 30, 1996


                                                                                         IAI BOND FUND          IAI GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   INCOME:
      Interest (net of foreign income taxes withheld of $9,985
         and $0, respectively)                                                            $ 5,559,718                  $ 2,769,386
      Dividends                                                                               150,553                           --
----------------------------------------------------------------------------------------------------------------------------------
         TOTAL INCOME                                                                       5,710,271                    2,769,386
----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Management fees                                                                         575,304                      274,977
      Investment advisory fees                                                                141,722                       84,410
      Distribution fees                                                                        64,419                       38,368
      Dividend-disbursing, administrative, and accounting fees                                 51,535                       30,695
      Legal fees                                                                                   --                          800
      Custodian fees                                                                            4,800                        3,000
      Amortization of organization costs                                                           --                        1,973
      Compensation of Directors                                                                 6,426                        3,655
      Audit fees                                                                                3,282                        3,104
      Printing and shareholder reporting                                                        6,000                        1,200
      Registration fees                                                                        12,000                           --
      Other expenses                                                                            6,593                        3,827
----------------------------------------------------------------------------------------------------------------------------------
         TOTAL EXPENSES                                                                       872,081                      446,009
         Less fees reimbursed or waived by Advisers or Distributor                            (14,432)                      (2,459)
----------------------------------------------------------------------------------------------------------------------------------
         NET EXPENSES                                                                         857,649                      443,550
----------------------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME                                                              4,852,622                    2,325,836
----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
      Net realized gains (losses) on:
         Investment securities                                           $   268,727                    $  (202,868)
         Foreign currency transactions                                         8,945                             --
         Futures contracts                                                   (98,746)                         3,778
                                                                         -----------                    -----------
                                                                                             178,926                      (199,090)
      Net change in unrealized appreciation or depreciation on:
         Investment securities                                           $   (39,184)                   $  (492,074)
         Other assets and liabilities denominated in foreign currency         30,316                             --
         Futures contracts                                                   451,595                             --
                                                                         -----------                    -----------
                                                                                             442,727                      (492,074)
----------------------------------------------------------------------------------------------------------------------------------
            NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY                              621,653                      (691,164)
----------------------------------------------------------------------------------------------------------------------------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 5,474,275                   $ 1,634,672
----------------------------------------------------------------------------------------------------------------------------------


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24



                       STATEMENTS OF CHANGES IN NET ASSETS
                       IAI BOND FUND, IAI GOVERNMENT FUND

                                                                            IAI Bond Fund                   IAI Government Fund
                                                                       Year ended     Year ended       Year ended     Year ended
                                                                      November 30,   November 30,     November 30,   November 30,
                                                                          1996           1996             1996           1996
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                                $  4,852,622    $  5,070,457    $  2,325,836    $  2,590,938
 Net realized gains (losses)                                               178,926       1,880,953        (199,090)       (459,502)
 Net change in unrealized appreciation or depreciation                     442,727       4,693,670        (492,074)      2,349,123
----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        5,474,275      11,645,080       1,634,672       4,480,559
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                  (5,337,592)     (5,392,040)     (2,384,545)     (2,527,368)
 Net realized gains                                                             --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                   (5,337,592)     (5,392,040)     (2,384,545)     (2,527,368)
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
 Net proceeds from sale of shares                                       41,786,065      30,801,916      10,438,023      25,685,178
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                          5,091,444       5,159,258       2,355,866       2,472,730
 Cost of shares redeemed                                               (37,736,607)    (45,310,597)    (30,414,774)    (20,427,646)
----------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS      9,140,902      (9,349,423)    (17,620,885)      7,730,262
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS                                9,277,585      (3,096,383)    (18,370,758)      9,683,453
NET ASSETS AT BEGINNING OF PERIOD                                       77,525,666      80,622,049      48,121,472      38,438,019
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                           $ 86,803,251    $ 77,525,666    $ 29,750,714    $ 48,121,472
----------------------------------------------------------------------------------------------------------------------------------
 INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:                    $    210,296    $  1,116,490    $     50,296    $    107,774
----------------------------------------------------------------------------------------------------------------------------------


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24


                              FINANCIAL HIGHLIGHTS
                                  IAI BOND FUND


PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:



                                                           YEARS ENDED           PERIOD FROM           YEARS ENDED
                                                           NOVEMBER 30,        APRIL 1, 1994 TO          MARCH 31,
                                                       1996           1995    NOVEMBER 30, 1994+    1994           1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                           $      9.34    $      8.65    $      9.32      $     10.42    $     10.25
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS
     Net investment income                                 .56            .58            .36              .62            .64
     Net realized and unrealized gains (losses)            .04            .72           (.55)            (.25)           .93
----------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM OPERATIONS                             .60           1.30           (.19)             .37           1.57
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                (.62)          (.61)          (.35)            (.66)          (.64)
     Net realized gains                                     --             --           (.13)            (.81)          (.76)
----------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                              (.62)          (.61)          (.48)           (1.47)
                                                                                                                       (1.40)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
     End of period                                 $      9.32    $      9.34    $      8.65      $      9.32    $     10.42
----------------------------------------------------------------------------------------------------------------------------

Total investment return*                                  6.85%         15.46%         (2.10%)           3.16%         16.44%

Net assets at end of period (000's omitted)        $    86,803    $    77,526    $    80,622      $    97,139    $   119,371

RATIOS
     Expenses to average net assets                       1.10%          1.09%          1.10%**          1.09%          1.10%
     Net investment income to average net assets          6.20%          6.32%          6.03%**          5.63%          6.03%
     Portfolio turnover rate
         (excluding short-term securities)               342.4%         424.7%         226.7%           333.1%         160.8%



*    TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A
     SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT
     NET ASSET VALUE.
**   ANNUALIZED
+    REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.



                              FINANCIAL HIGHLIGHTS
                               IAI GOVERNMENT FUND

PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                       YEARS ENDED                                            YEARS ENDED
                                                       NOVEMBER 30,               PERIOD FROM                  MARCH 31,
                                                  ----------------------       APRIL 1, 1994 TO          ----------------------
                                                  1996              1995      NOVEMBER 30, 1994+         1994              1993
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                      $    10.06        $     9.62        $     9.98          $    10.46        $    10.22
                                              ----------        ----------        ----------          ----------        ----------

OPERATIONS
     Net investment income                           .58               .60               .33                 .47               .57
     Net realized and unrealized
         gains (losses)                             (.10)              .43              (.34)               (.24)              .59
                                              ----------        ----------        ----------          ----------        ----------
         TOTAL FROM OPERATIONS                       .48              1.03              (.01)                .23              1.16
                                              ----------        ----------        ----------          ----------        ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                          (.59)             (.59)             (.32)               (.49)             (.58)
     Net realized gains                             --                --                (.03)               (.22)             (.34)
                                              ----------        ----------        ----------          ----------        ----------
         TOTAL DISTRIBUTIONS                        (.59)             (.59)             (.35)               (.71)             (.92)
                                              ----------        ----------        ----------          ----------        ----------

NET ASSET VALUE
     End of period                            $     9.95        $    10.06        $     9.62          $     9.98        $    10.46
                                              ==========        ==========        ==========          ==========        ==========

Total investment return*                            4.99%            10.99%            (0.09%)              2.02%            11.70%

Net assets at end of period
     (000's omitted)                          $   29,751        $   48,121        $   38,438          $   41,027        $   43,704

RATIOS
     Expenses to average net assets                 1.10%             1.10%             1.10%**             1.10%             1.10%
     Net investment income to
         average net assets                         5.78%             5.97%             5.12%**             4.40%             5.40%
     Portfolio turnover rate
         (excluding short-term securities)         152.0%            284.1%            121.5%              641.0%            236.3%

*    TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES
     REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
**   ANNUALIZED
+    REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.

                          NOTES TO FINANCIAL STATEMENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND
                                NOVEMBER 30, 1996

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Bond Fund (Bond Fund) is a separate portfolio of IAI Investment Funds I, Inc. IAI Government Fund (Government Fund) is a separate portfolio of IAI Investment Funds VI, Inc. The Bond Fund's primary objective is to provide a high level of current income consistent with capital preservation, through investments in primarily investment grade bonds and other debt securities of similar high quality. The Government Fund seeks to provide shareholders with a high level of current income and with preservation of capital by investing primarily in U.S. Government securities. This report covers only Bond Fund and Government Fund (the Funds).

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price.

Debt securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

SECURITIES PURCHASED ON A
WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Funds maintain, in segregated accounts with their custodian, assets with a market value equal to the amount of their purchase commitments. The cost of securities purchased on a when-issued basis at November 30, 1996 totalled $1,500,000 for Bond Fund.

The Funds may enter into transactions to sell their purchase commitments to third parties at the current market values and concurrently acquire other purchase commitments for similar securities at later dates, commonly referred to as a "dollar-roll." As an inducement for the funds to "rollover" their purchase commitments, the Funds receive negotiated fees. For the year ended November 30, 1996, the Funds did not enter into any dollar-roll transactions.

FUTURES AND OPTIONS
CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. Variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY
TRANSLATIONS AND FOREIGN
CURRENCY CONTRACTS

Bond Fund and Government Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation (depreciation) on foreign currency transactions. Exchange gains (losses) may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

The Funds do not isolate that portion of the result of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income (loss), and accumulated net realized gains (losses) have been increased or decreased, resulting in reclassification adjustments to additional paid-in capital as follows:

                                             IAI BOND FUND  IAI GOVERNMENT FUND
--------------------------------------------------------------------------------
Undistributed net investment income           ($ 421,224)       $ 1,231
Accumulated net realized gains (losses)        $ 421,224        $  --
Additional paid-in capital                     $   --          ($ 1,231)

For federal income tax purposes, the Bond Fund and Government Fund have capital loss carryovers of approximately $4,540,000, and $1,910,000, respectively at November 30, 1996 which, if not offset by subsequent capital gains, will expire in 2002 and 2004, respectively. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers are offset or expire.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income, including level yield amortization of discount for the Funds, are accrued daily. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from net investment income are made monthly. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

ORGANIZATION COSTS

Through March 31, 1996, organization costs were being amortized over 60 months on a straight-line basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

[2]   COMMITMENTS & CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and their officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). Also, the Funds are committed to make capital contributions, if requested by the Company.

Bond Fund and Government Fund have available lines of credit of $15,000,000 and $12,000,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the lines of credit. During the year ended November 30, 1996, the Funds paid $2,672 and $811, respectively, in interest on the line of credit at an average annual rate ranging from 8.25% to 8.75% and is included in interest income on the Statement of Operations. There were no borrowings outstanding at November 30, 1996.

[3]   FEES AND EXPENSES

PRIOR TO APRIL 1, 1996

Under the terms of an investment advisory agreement, each Fund paid Investment Advisers, Inc. (Adviser) a monthly management fee computed at an annual rate of
 .55% of the average month-end net asset value.

Each Fund also paid an annual fee to Advisers for acting as the Fund's dividend-disbursing, administrative, and accounting services agent. The fee was computed monthly on the average month-end net assets at an annual rate of .20%.

Each Fund had a plan of distribution with IAI Securities, Inc. (Distributor), the Funds' distributor. Under the Plan, each Fund paid Distributor a monthly fee to cover expenses incurred in the distribution and promotion of the Funds' shares. The distribution fee for Bond Fund and Government Fund was equal to an annual rate of .25% of each Fund's average month-end net assets.

In addition to the advisory, distribution, and the dividend-disbursing, administrative, and accounting services fees, the Funds were responsible for paying their operating expenses, including costs incurred in the purchase and sale of assets. Advisers and Distributor had agreed to reimburse those Funds to the extent total expenses, excluding costs incurred in the purchase and sale of assets, exceeded, on an annual basis, 1.10% of average month-end net assets for Bond Fund and Government Fund.

SUBSEQUENT TO MARCH 31, 1996

New Management Agreements for the Funds were approved by a majority of each Funds' shareholders at a special meeting held March 21, 1996, and replaced the prior Advisory, Administrative, and Distribution Agreements with Adviser and Distributor. These new agreements, effective April 1, 1996, require Advisers to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes and interest and extraordinary expenses) in return for each Fund paying an all inclusive management fee (unified fee) to Adviser. The Management Agreement further provides that IAI will either reimburse the Fund for the fees and expenses it pays to directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. This fee is equal to an annual rate of 1.10% declining to 1.00% of each Funds' average daily net assets, and is paid monthly.

Pursuant to these new agreements, Bond and Government Funds paid Advisers to assume certain unpaid liabilities, and received amounts from Advisers in exchange for transferring prepaid expenses to Advisers. As a result of these transactions, Bond and Government Funds received (paid) net amounts of $12,089 and ($5,299), respectively.


[4]   CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the years ended November 30, 1996 and 1995, were as follows:

                              IAI BOND FUND                 IAI GOVERNMENT FUND
--------------------------------------------------------------------------------
                        YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                        NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,
                            1996           1995           1996          1995
--------------------------------------------------------------------------------
SOLD                      4,627,561     3,403,715      1,067,073      2,614,072
ISSUED FOR REINVESTED
DISTRIBUTIONS               561,270       572,274        239,818        251,178
REDEEMED                 (4,178,407)   (4,994,513)    (3,100,200)    (2,076,068)
--------------------------------------------------------------------------------
INCREASE (DECREASE)
IN SHARES OUTSTANDING     1,010,424    (1,018,524)    (1,793,309)       789,182
--------------------------------------------------------------------------------

[5]   PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 1996, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

-----------------------------------------------------------------
                                 PURCHASES                SALES
-----------------------------------------------------------------
  IAI BOND FUND                $260,678,617          $256,716,154
  IAI GOVERNMENT FUND          $ 58,936,484          $ 75,258,717

[6]   OPTIONS CONTRACTS WRITTEN

During the year ended November 30, 1996, Bond Fund and Government Fund wrote the following options on futures. There were no outstanding contracts at November 30, 1996.

IAI BOND FUND CALL OPTIONS
-----------------------------------------------------------------------------
                                       NUMBER OF CONTRACTS          PREMIUM
-----------------------------------------------------------------------------
  Outstanding at 11/30/95                       --                  $   --
  Opened                                         50                   16,813
  Expired                                       --                      --
  Closed                                        --                      --
  Exercised                                     (50)                 (16,813)
-----------------------------------------------------------------------------
  Outstanding at 11/30/96                       --                  $   --
-----------------------------------------------------------------------------

IAI GOVERNMENT FUND CALL OPTIONS
-----------------------------------------------------------------------------
                                       NUMBER OF CONTRACTS          PREMIUM
-----------------------------------------------------------------------------
  Outstanding at 11/30/95                       --                  $   --
  Opened                                         30                   10,556
  Expired                                       --                      --
  Closed                                        --                      --
  Exercised                                     (30)                 (10,556)
-----------------------------------------------------------------------------
  Outstanding at 11/30/96                       --                  $   --
-----------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT
                       IAI BOND FUND, IAI GOVERNMENT FUND

The Board of Directors and Shareholders
IAI Investment Funds I, Inc.
IAI Investment Funds VI, Inc.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Bond Fund (a portfolio within IAI Investment Funds I, Inc.) and IAI Government Fund (a portfolio within IAI Investment Funds VI, Inc.) as of November 30, 1996 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on pages 22 and 23 of the annual report. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Bond Fund and IAI Government Fund at November 30, 1996, and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 8, 1997

                             FEDERAL TAX INFORMATION
                       IAI BOND FUND, IAI GOVERNMENT FUND

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

IAI BOND FUND

--------------------------------------------------
        PAYABLE DATE           ORDINARY INCOME (A)
--------------------------------------------------
       DECEMBER 1995              $       .1686
       JANUARY 1996                       .0400
       FEBRUARY 1996                      .0480
       MARCH 1996                         .0370
       APRIL 1996                         .0390
       MAY 1996                           .0390
       JUNE 1996                          .0430
       JULY 1996                          .0190
       AUGUST 1996                        .0430
       SEPTEMBER 1996                     .0500
       OCTOBER 1996                       .0480
       NOVEMBER 1996                      .0480
--------------------------------------------------
                                        $ .6226

(A) INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME. 3.32% OF ORDINARY INCOME DISTRIBUTIONS QUALIFY FOR DEDUCTION BY CORPORATIONS.

                             FEDERAL TAX INFORMATION
                       IAI BOND FUND, IAI GOVERNMENT FUND

IAI GOVERNMENT FUND

---------------------------------------------------
        PAYABLE DATE           ORDINARY INCOME (A)
---------------------------------------------------
       DECEMBER 1995                $     .0724
       JANUARY 1996                       .0350
       FEBRUARY 1996                      .0450
       MARCH 1996                         .0430
       APRIL 1996                         .0490
       MAY 1996                           .0490
       JUNE 1996                          .0490
       JULY 1996                          .0490
       AUGUST 1996                        .0490
       SEPTEMBER 1996                     .0490
       OCTOBER 1996                       .0490
       NOVEMBER 1996                      .0490
--------------------------------------------------
                                        $ .5874

(A) INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY

                                                                   Secondary
 IAI Fund                      Primary Objective                   Objective           Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------
 IAI DEVELOPING                Capital Appreciation                    --            Equity securities of companies in
 COUNTRIES FUND                                                                      developing countries
------------------------------------------------------------------------------------------------------------------------------------
 IAI INTERNATIONAL FUND        Capital Appreciation                  Income          Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI EMERGING GROWTH FUND      Capital Appreciation                    --            Common stocks of small- to medium-sized
 (CLOSED TO NEW INVESTORS AS OF 2/1/96)                                              emerging growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI CAPITAL                   Capital Appreciation                    --            Common stocks of small- to medium-sized
 APPRECIATION FUND                                                                   growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI MIDCAP GROWTH FUND        Capital Appreciation                    --            Common stocks of medium-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI REGIONAL FUND             Capital Appreciation                    --            Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH FUND               Capital Appreciation                    --            Common stocks with potential for above-average
                                                                                     growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------
 IAI VALUE FUND                Capital Appreciation                    --            Common stocks which are considered to be
                                                                                     undervalued
------------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH AND INCOME FUND    Capital Appreciation                  Income          Common stocks with potential for long-term
                                                                                     appreciation, and common stocks that are
                                                                                     expected to produce income
------------------------------------------------------------------------------------------------------------------------------------
 IAI BALANCED FUND             Total Return                          Income          Common stocks, investment-grade bonds and
                               [CAPITAL APPRECIATION + INCOME]                       short-term instruments
------------------------------------------------------------------------------------------------------------------------------------
 IAI BOND FUND                 Income                          Capital Preservation  Investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------
 IAI GOVERNMENT FUND           Income                          Capital Preservation  U.S. Government securities
------------------------------------------------------------------------------------------------------------------------------------
 IAI RESERVE FUND              Stability/Liquidity                   Income          The portfolio has a maximum average maturity
                                                                                     of 25 months, investing primarily in
                                                                                     investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------
 IAI MONEY MARKET FUND         Stability/Liquidity                   Income          The portfolio's average dollar-weighted
                                                                                     maturity is less than 90 days, investing in
                                                                                     high quality, money market securities
------------------------------------------------------------------------------------------------------------------------------------


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                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                          http://networth.galt.com/iai

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                              Richard E. Struthers
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS

                      3700 FIRST BANK PLACE, P.O. BOX 357,
             MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700